INCOME TAXES - Tax Holiday (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Feb. 29, 2020	Feb. 28, 2019	Feb. 28, 2018
INCOME TAXES
Increase in income tax expenses	$ 36,750	$ 45,625	$ 37,390
Net income / (loss) per common share-basic (in dollars per share)	$ (0.74)	$ 1.69	$ 0.90
Net income / (loss) per common share-diluted (in dollars per share)	$ (0.74)	$ 1.61	$ 0.82